                                                                  EXHIBIT 4.2



                                     COMMON STOCK
NUMBER                                                                  SHARES
SD                                 SOUTHERN CALIFORNIA
                                      WATER COMPANY

      THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF LOS ANGELES OR NEW YORK
            INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA


                                                             CUSIP 842502 10 6
                                       SEE REVERSE FOR CERTAIN DEFINITIONS AND
                                     A STATEMENT AS TO THE RIGHTS, PREFERENCES,
                                         PRIVILEGES AND RESTRICTIONS OF SHARES


This Certifies that








is the record holder of




FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $2.50 PAR VALUE, OF Southern California Water Company transferable only in the books of the corporation in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the Corporate Seal of this corporation and the signatures of its duly authorized officers.


Dated:


Countersigned and Registered:
FIRST INTERSTATE BANK OF CALIFORNIA
       Transfer Agent and Registrar,

By



       Authorized Signature                Secretary                President





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                      SOUTHERN CALIFORNIA WATER COMPANY

        With respect to the authorized Preferred Shares of the corporation, the Articles of Incorporation provide that such shares may be issued from time to time in any number or series. The board of directors is authorized by the Articles of Incorporation to fix the designation or title, the number of shares, the dividend rate, the redemption price, and the conversion rights, if any, of the shares of each wholly unissued series.

     ___________________________________________________________________

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

  TEN COM  - as tenants in common           UNIF GIFT MIN ACT -- __________ Custodian __________
  TEN ENT  - as tenants by the entireties                          (Cust)               (Minor)
  JT TEN   - as joint tenants with right                           Under Uniform Gifts to Minors
             of survivorship and not as                              Act______________________
             tenants in common                                                  (State)
  COM PROP - as community property          UNIF TRF MIN ACT -- __________ Custodian (until age___)
                                                                  (Cust)
                                                                __________ Under Uniform Transfers
                                                                  (Minor)
                                                                to Minors Act _____________________
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

    ______________________________________________________________________

        For Value Received, ____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________

____________________________________________________________________________

_____________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                      ______________________________________________________

                      ______________________________________________________
                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRES-
                              POND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSO-EVER.

Signature(s) Guaranteed:







___________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.